                                                                    EXHIBIT 10.3

                       TCI SATELLITE ENTERTAINMENT, INC.
                           1996 STOCK INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT


          THIS AGREEMENT ("Agreement") is made as of the 3rd day of February, 1997 (the "Grant Date"), by and between TCI SATELLITE ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

          The Company has adopted the TCI Satellite Entertainment, Inc. 1996 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

          Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it is in the interests of the Company and its stockholders to award shares of common stock to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

          The Company and Grantee therefore agree as follows:

     1. AWARD; ESTABLISHMENT OF RESTRICTED SHARE ACCOUNT. Pursuant to the terms of the Plan and in consideration of the covenants and promises of Grantee herein contained, the Company hereby awards to Grantee as of the Grant Date (the "Award"), the right to receive, at the end of the Restricted Period relating thereto, the number of shares of Series A Common Stock of the Company ("Common Stock") set forth on Schedule 1 hereto, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Shares"). The rights awarded to Grantee pursuant to this Agreement shall be implemented by credit to a bookkeeping account maintained by the Company evidencing the accrual to Grantee of unsecured and unfunded rights to receive the Restricted Shares, which rights shall be subject to the terms, conditions and restrictions set forth in the Plan and to the further terms, conditions and restrictions set forth in this Agreement. In this connection, the Company has set up an account in the name of Grantee (the "Restricted Share Account") which reflects the number of Restricted Shares subject to the Award granted herein.

     2. ISSUANCE OF RESTRICTED SHARES AT END OF THE RESTRICTION PERIOD. Upon issuance of the Restricted Shares, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of Grantee and delivered to Grantee pursuant to the provisions of Paragraph 9.

     3. RESTRICTIONS. Restricted Shares shall not constitute issued and outstanding shares of Common Stock until issued in accordance with this Agreement and the Plan. Grantee will not have the right to vote any Restricted Shares, to receive or retain any dividends or distributions paid or distributed on issued and outstanding shares of Common Stock or to exercise any other rights, powers and privileges of a Holder of Common Stock with respect to any Restricted Shares.

     4. VESTING AND FORFEITURE OF RESTRICTED STOCK: Subject to earlier vesting in accordance with the provisions of Paragraph 7(b) below, Grantee shall become vested as to 50% of the Restricted Shares subject to this Agreement as of January 1, 2001, and Grantee shall become vested as to the remaining 50% of the Restricted Shares subject to this Agreement as of January 1, 2002, each such date being a Vesting Date; provided, however, that Grantee shall not vest, pursuant to this Paragraph 4, in shares of Restricted Shares as to which Grantee would otherwise vest as of a given date if Grantee has not been continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date (the vesting or forfeiture of such shares to be governed instead by the provisions of Paragraph 5).

     5. EARLY TERMINATION OF AWARD. Unless otherwise determined by the Committee in its sole discretion, the Award shall terminate, to the extent not theretofore vested, prior to the expiration of the Restricted Period, at the time specified below:

          (a) If Grantee dies while employed by the Company or a Subsidiary, then the Award, to the extent not theretofore vested, shall immediately become fully vested;

          (b) If Grantee's employment with the Company terminates by reason of Disability, then the Award, to the extent not theretofore vested, shall immediately become fully vested;

          (c) If Grantee's employment is terminated (i) by Grantee (x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (ii) by the Company without "cause" (as defined in Section 11.2(b) of the Plan), then the Award, to the extent not theretofore vested, shall immediately become fully vested; and

          (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 11.2(b) of the Plan), or otherwise under circumstances under which none of paragraphs 5(a), (b) or (c) apply, then the Award, to the extent not theretofore vested, shall be forfeited immediately to the

     Company, and Grantee shall not thereafter have any rights whatsoever with respect to any Restrict Shares so forfeited.

               "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                  (i) any reduction in Grantee's annual rate of salary;

                  (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                  (iii)  the assignment to Grantee of duties and
          responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

                  (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                  (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

     6. COMPLETION OF THE RESTRICTION PERIOD. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions set forth herein and in the Plan: (a) all or the applicable portion of such Restricted Shares shall become vested; and (b) the Company shall immediately instruct the Company's Transfer Agent with respect to the Common Stock to issue to Grantee a certificate or certificates representing in the aggregate the number of Restricted Shares in Grantee's Restricted Share Account that have so vested. The issuance of such shares shall be in consideration of labor done by Grantee and, following the issuance of such shares pursuant to due authorization in accordance with the terms and provisions of the Plan and this Agreement, such shares will be validly issued, fully paid and non-assessable. The Committee may, in its discretion, provide that the delivery of any Restricted Shares that shall have become vested shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

     7.  ADJUSTMENTS.

          (a) The Restricted Shares shall be subject to adjustment (including, without limitation, as to the number of Restricted Shares) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

          (b) In the event of any Approved Transaction, Board Change or Control Purchase, the restrictions in Paragraph 3 shall immediately and automatically lapse. Notwithstanding the foregoing, prior to the occurrence of any Approved Transaction, Board Change or Control Purchase, the Committee may, in its discretion, determine that the restrictions in Paragraph 3 will not lapse on an accelerated basis in connection with an Approved Transaction if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     8.  MANDATORY WITHHOLDING FOR TAXES.   Upon the expiration of the
Restriction Period, Grantee (or Beneficiary, as defined in Paragraph 10 below) must remit to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the vesting of Restricted Shares, unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

     9. DELIVERY BY THE COMPANY. As soon as practicable after the vesting of Restricted Shares pursuant to Paragraphs 4 or 5, and subject to the withholding referred to in Paragraph 8, the Company shall deliver to Grantee certificates issued in Grantee's name for the number of Restricted Shares. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when the Company or the Company's transfer agent for the Common Stock shall have deposited the certificates in the United States mail, addressed to Grantee.

     10. NONTRANSFERABILITY OF RESTRICTED SHARES BEFORE VESTING. Before vesting and during Grantee's lifetime, the Restricted Shares are not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, are exercisable only by Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Restricted Shares shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. Following Grantee's death, the Restricted Shares shall pass accordingly to the designated beneficiary and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Restricted Shares shall pass by will or the laws of descent and distribution.

     11. COMPANY'S RIGHTS. The existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
11.17 of the PLAN.

     12. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan shall be construed to:

          (a) give Grantee any right to be awarded any further restricted stock or other award, other than in the sole discretion of the Committee; or

          (b) give Grantee or any other person any interest in any fund or in any specified asset or assets of the Company or any subsidiary of the Company.

     13. PREREQUISITES TO BENEFITS: Neither Grantee nor any person claiming through Grantee shall have any right or interest in the Restricted Shares awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Grantee or such other person shall have been complied with as specified herein.

     14.  RESTRICTIONS IMPOSED BY LAW.  Without limiting the generality of
Section 11.9 of the Plan, Grantee agrees that Grantee will not require the Company to deliver any restricted shares and that the Company will not be obligated to deliver any Restricted Shares or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the delivery of any Restricted Shares or other payment to comply with any such law, rule, regulation or agreement.

     15. NOTICE. Unless the Company notifies Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

          (a)  delivered personally to the following address:

                    TCI Satellite Entertainment, Inc.
                    Attn:  Corporate Counsel
                    8085 South Chester Street, Suite 300
                    Englewood, Colorado 80112
               or

          (b) sent by first class mail, postage prepaid and addressed as follows:

                    TCI Satellite Entertainment, Inc.
                    Attn:  Corporate Counsel
                    8085 South Chester Street, Suite 300
                    Englewood, Colorado 80112

Any notice or other communication to Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from Grantee of a change of address.

     16. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of Grantee,

          (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the
                        -------  -------
     Company's stockholders and, provided, in each case, that such changes or
                                 --------
     corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

          (b) subject to Section 11.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the
     --------
     requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Restricted Shares to the extent then vested.

     17. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate Grantee's employment at any time, with or without cause; subject, however, to the provisions of any
                             -------  -------
employment agreement between Grantee and the Company or any Subsidiary.

     18. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

     19. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     20. DUPLICATE ORIGINALS. The Company and Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     21. RULES BY COMMITTEE. The rights of Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

     22. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Restricted Shares and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Restricted Shares.

     23. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.


ATTEST:                               TCI SATELLITE ENTERTAINMENT, INC.



_____________________________         By:___________________________________
Pamela J. Strauss                        Gary S. Howard
Assistant Secretary                      President & Chief Executive Officer



                                      GRANTEE:


                                      ______________________________________

                                    Schedule 1 to Restricted Stock Award
                                    Agreement dated as of February 3, 1997



          TCI SATELLITE ENTERTAINMENT, INC. 1996 STOCK INCENTIVE PLAN



Grantee:


Grant Date:         February 3, 1997


Restricted Shares:  _________ shares of Series A Common Stock of TCI Satellite
                    Entertainment, Inc., $1.00 par value per share.

                                   EXHIBIT B TO RESTRICTED STOCK AWARD
                                   AGREEMENT DATED AS OF FEBRUARY 3, 1997



          TCI SATELLITE ENTERTAINMENT, INC. 1996 STOCK INCENTIVE PLAN

                          DESIGNATION OF BENEFICIARY



     I, ________________________________________ (the "Grantee"), hereby declare that upon my death ______________________________________ (the "Beneficiary") of
                              Name

_____________________________________________________________________________,
       Street Address             City         State  Zip Code

who is my ___________________________________________, shall be entitled to the
                    Relationship to Grantee

Restricted Shares and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.



_________________________      ________________________________________________
         Date                                     Grantee